                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) March 15,2002
                                                          -------------
                          CNH CAPITAL RECEIVABLES INC.
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)

                                    333-38040
                                ----------------
                            (Commission File Number)

                                   39-1995297
                                ----------------
                      (I.R.S. Employer Identification No.)

                 100 SOUTH SAUNDERS ROAD LAKE FOREST, IL          60045
                 ------------------------------------------------------
              (Address of Principal Executive Offices)       (Zip Code)

                                 (847) 735-9200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
                                 --------------
        (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

        The Registrant is filing the monthly Servicer Reports listed in Item 7(c) below with respect to each of its outstanding series of publicly-offered securities.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

Exhibit
 No.    Document Description
----------------------------

20.1    Monthly Servicer Report dated March 15, 2002.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CNH CAPITAL RECEIVABLES INC.
                                                 (Registrant)

Dated: March 15, 2002                             By:   /s/ L. William York
                                                     ---------------------------
                                                        L. William York
                                                        Senior VP & Acting CFO

                                INDEX TO EXHIBITS

Exhibit Sequential
 No.    Document Description
----------------------------

20.1 Monthly Servicer Report dated March 15, 2002.